UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 2, 2017

Lazuriton Nano Biotechnology (U.S.A.) Inc.

(exact name of the Registrant as specified in its charter)

Nevada	333-210091	37-1786808
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
10F., No. 341, Sec. 2, Wanshou Road, Guishan District, Taoyuan City, 333, Taiwan (Republic of China)
(Address of principal executive offices)
+011-886-3-329-5585
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Ya-Ju Chang as Secretary and Treasurer

Effective June 2, 2017, Ya-Ju Chang resigned as secretary and treasurer of Lazuriton Nano Biotechnology (U.S.A.) Inc. (the “Company”), pursuant to a written resignation letter, a copy of which is attached as Exhibit 99.1 to this filing. Mr. Chang had no disagreements with the Company on any matter related to the Company’s operations, policies or practices.

Appointment of Ching-Chia Chuang as Secretary and Treasurer

Effective June 2, 2017, the Company’s board of directors appointed Ching-Chia Chuang as its secretary and treasurer.

Business Experience

Mr. Chuang is 46 years old. Mr. Chuang obtained a Bachelor of Arts degree in engineering and management from Yuan Ze University in 1993.

Beginning November 2011 to the present, Mr. Chuang has served as a consultant for Lazuriton Nano Biotechnology Ltd., a Taiwan corporation (“Lazuriton Taiwan”), located in Taiwan. Lazuriton Taiwan is the manufacturer of the Company’s nano fertilizer products. Chih-Yuan Hsiao, our president and a member of our board of directors, is the president and sole director of Lazuriton Taiwan. Accordingly, there exists a conflict of interest regarding Mr. Chuang’s role as consultant over the affairs of Lazuriton Taiwan and his position as secretary and treasurer for the Company. In his role as consultant to the Company, Mr. Chuang assists in the cultivation of business relationships in Asia. Additionally, Mr. Chuang assists in providing management and operation recommendations to the Company. Mr. Chuang holds 750,000 shares of the Company’s common stock.

Mr. Chuang has never been a director of a public company. Moreover, during the last 10 years Mr. Chuang has never been involved in any legal or regulatory proceedings.

As Mr. Chuang has an extensive background in business negotiations, knowledge in budget management and has played an integral role in the growth and expansion of other companies, our board of directors has determined it is in the best interest of the Company to appoint Mr. Chuang as secretary and treasurer of the Company. As of the date of this filing, the Company has not entered into any material arrangements or agreements with Mr. Chuang relating to compensation or otherwise.

Family Relationships

Mr. Chuang’s cousins are Chih-Yuan Hsiao, our president and a member of our board of directors; Yu-Chih Hsiao, a member of our board of directors, and Min-Tsung Hsiao, a member of our board of directors.

ITEM 9.01.

(d) Number Exhibits

99.1	Letter of Resignation by Ya-Ju Chang, dated June 2, 2017.

2

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 8, 2017

Lazuriton Nano Biotechnology (U.S.A.) Inc.

By: /s/Chih-Yuan Hsiao

Chih-Yuan Hsiao

President and a member of the board of directors

3

EXHIBIT INDEX

Exhibit Number Exhibit Description

99.1	Letter of Resignation by Ya-Ju Chang, dated June 2, 2017.

4